POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ReliaStar Life Insurance Company of New York ("RLNY"), constitute and appoint, Linda E. Senker, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following RLNY registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o Post-Effective Amendment No. 9 to Registration Statement on Form N-4 under the Investment Company Act of 1940 (File No. 811-7935) and Initial Registration Statement on Form N-4 under the Securities Act of 1933 (File No. 333-_______) for registration of Contracts under Separate Account NY-B.

o ReliaStar Life Insurance Company of New York Initial Registration Statement on Form S-1 for registration of fixed account interests (No. 333-_______).

Signature                        Title                              Date
---------                        -----                              ----

/s/ James R. Gelder          President and Director           December 17, 2001
-------------------------    (principal executive officer)
James R. Gelder

/s/ Richard M. Conley        Director                         December 17, 2001
-------------------------
Richard M. Conley

/s/ Richard R. Crowl         Senior Vice President            December 17, 2001
-------------------------    and Director
Richard R. Crowl

/s/ Ulric Haynes, Jr.         Director                        December 17, 2001
-------------------------
Ulric Haynes, Jr.

/s/ Wayne R. Huneke           Director                        December 17, 2001
-------------------------
Wayne R. Huneke

/s/ P. Randell Lowery         Director                        December 17, 2001
-------------------------
P. Randell Lowery

/s/ Fioravante G. Perrotta    Director                        December 18, 2001
--------------------------
Fioravante G. Perrotta

/s/ Robert C. Salipante       Director                        December 18, 2001
--------------------------
Robert C. Salipante

/s/ Mark A. Tullis            Director                        December 18, 2001
--------------------------
Mark A. Tullis

/s/ John G. Turner            Director                        December 17, 2001
--------------------------
John G. Turner

/s/ Charles B. Updike         Director                        December 17, 2001
--------------------------
Charles B. Updike

/s/ Ross M. Weale             Director                        December 17, 2001
--------------------------
Ross M. Weale